[ZURICH KEMPER LIFE LETTERHEAD]

[ZURICH LIFE LETTERHEAD]

February 27, 2003

<Owner>

<Address>

<City, State, Zip>

Re: Policy Number <#>

Dear <Salutation>:

Enclosed you will find the 2002 Annual Reports for the registered funds that are available to the Divisions offered under your variable life insurance policy. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Life is pleased to also enclose a CD-ROM containing these same 2002 Annual Reports in electronic format. We believe the electronic versions offer significant advantages because rather than storing the voluminous paper versions, you may simply keep the CD-ROM or move the files to your hard drive. In addition, the documents are searchable. Also, you may print the documents as you choose. We invite you to try the CD-ROM and check out these advantages.

Please note that the documents on the CD-ROM are in Portable Document Format (PDF). To view these documents you must have access to a computer with a CD-ROM drive and with Adobe Acrobat Reader™ software. If you do not have this software, you can download a copy free of charge from Adobe's website at http://www.adobe.com.

Going forward, to continue to offer you these advantages, we would like to deliver these and other documents via CD-ROM. However, we need a positive response from you. If you would like such materials to arrive in this format, please print, date and sign the consent form that is included in the CD-ROM. To do so, insert the CD-ROM into the CD drive on your computer and follow instructions as they appear on the screen. Please return your signed consent form in the enclosed self-addressed stamped envelope.

Zurich Life is a member of the Zurich Financial Services Group, one of the world's largest financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 874-7529.

Owner

February 27, 2002

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ M. Alice Dutler

M. Alice Dutler

Vice President

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